ARTHUR ANDERSEN LLP





                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Glasgal Communications, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 9, 1997 included in Glasgal Communications, Inc. Form 10-K for the year ended April 30, 1997 and to all references to our Firm included in this registration statement.



                                                       /S/ ARTHUR ANDERSEN LLP
                                                       -----------------------
                                                       Arthur Andersen LLP



Roseland, New Jersey
March 24, 1998